Exhibit 10.11

Tiffany Lee Parker Page 1 of 2 Laplata County Clerk Recorded: 2/24/2011 9:42 AM EAS Rec Fee: $16.00 Doc Fee: $0.00 Reception No: 1027315

Recorded at ____________________________ o'clock ________ M., ______________________________
Reception No. ______________________________      __________________________________Recorder

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EASEMENT

THIS EASEMENT, granted this 21st day of February, 2011, between WILDCAT MINING CORPORATION, whose address is 1630 Ringling Blvd., Sarasota, FL 34236 (hereinafter referred to as "Grantor") and AARON J. TAYLOR and SHARON R. TAYLOR, whose address is 4432 County Road 124, Hesperus, CO  81326 (hereinafter referred to as "Grantees").

WITNESSETH, that Grantor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, and convey to Grantees a non-exclusive easement to access and use the following described real property for Recreational Purposes:

All of the following described lode mining claims situate, lying and being in the California Mining District, La Plata County, Colorado, to-wit:

NAME OF CLAIM (Patented Lode)	PATENT U.S. SURVEY NUMBER
Idaho Millsite	18320
Idaho Millsite No.1	18321
Idaho Millsite No.2	18321
Alpine	18321
Lord Kitchener	17108
Hartford	17108
Gertrude	16616
Good Hope	17124
Sunrise	17124
Cathryn	16616
Midnight	19646
Helen	19515
Midnight No.2	19646
Pay Day	19516 "A"
Pay Day Millsite	19516 "B"

situate in the County of La Plata and State of Colorado (hereinafter the "Property").

Access and use for "Recreational Purposes" as the term is used above means use by Grantees, their immediate family and a reasonable number of guests, (all of whom hereinafter referred to as "Guests"), for hunting, fishing, hiking, picnicking, and similar outdoor activities, to the extent all such activities are legal and do not interfere with Grantor's business operations and financing arrangements, use, and quiet enjoyment of the subject property.  Grantees shall indemnify and hold harmless Grantor and Grantor's shareholders, officers, directors, agents, employees, and successors and assigns against any and all damages, claims, liabilities, costs, and losses incurred by Grantor or Grantees arising out of or related to Grantees' and /or Guests' activities at the Property, whether or not Recreational Use.  Grantor shall not be held responsible for any injuries, damages or losses incurred by Grantees or Guests for engaging in any activities at the Property.  Grantees and Guests assume all risks in connection therewith.

The terms, covenants and provisions hereof shall run with and burden the Property and be binding upon the successor and assigns of Grantor if any, and/or all of its interests in the Property until this Easement expires.

This Easement shall be effective as of the date first set forth above, and shall expire upon the fifth anniversary of the date of death of the last surviving Grantee.

GRANTEES:	GRANTOR:
/s/ Aaron J. Taylor Aaron J. Taylor /s/ Sharon R. Taylor Sharon R. Taylor	WILDCAT MINING CORPORATION a Nevada corporation By: /s/ Roger Tichenor Roger Tichenor President

STATE OF FLORIDA                                                      )
)  ss.
COUNTY OF SARASOTA                                              )

The foregoing instrument was acknowledged before me this 21 day of February, 2011, by Roger Tichenor, the President of Wildcat Mining Corporation, on behalf of the company; who is personally known to me or who has produced Drives License as identification.

 /s/ Kimberly E. Lappin
Printed Name:  Kimberly E. Lappin
Notary Public
My Commission Expires:  10/10/14

STATE OF COLORADO                                                      )
) ss.
COUNTY OF LA PLATA                                                      )

The foregoing instrument was acknowledged before me this22 day of February, 2011 by Aaron J. Taylor and Sharon R. Taylor.

My commission expires	Witness my hand and official seal.

12/08/2012	/s/ Paula G.
Notary Public